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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 15, 2005
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                             Fidelity Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                   0-22288                    25-1705405
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(State or other jurisdiction      (Commission File             (IRS Employer
of incorporation)                     Number)                Identification No.)


1009 Perry Highway, Pittsburgh, Pennsylvania                      15237
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (412) 367-3300
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                             FIDELITY BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors,
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           Appointment of Principal Officers
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     On November 16, 2005, the Registrant announced that Mr. Donald J. Huber had been appointed to the Boards of Directors of the Registrant and its principal subsidiary, Fidelity Bank, effective as of November 15, 2005. Mr. Huber is expected to serve on all Committees of Fidelity Bancorp, Inc. For further information, reference is made to the Registrant's press release, dated November 16, 2005, which is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits
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         (c) The following exhibits are filed with this report.

                  Number   Description

                  99.1     Press Release, dated November 16, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIDELITY BANCORP, INC.


Date: November 16, 2005                By: /s/ Lisa L. Griffith
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                                           Lisa L. Griffith
                                           Senior Vice President and Chief
                                             Financial Officer
                                           (Duly Authorized Representative)